Exhibit 10.2
Execution Version

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 300
Bethesda, Maryland 20814
www.midcapfinancial.com

February 17, 2023

Apyx Medical Corporation
5115 Ulmerton Rd.
Clearwater, FL 33760
Attn: Tara Semb
Re:    Credit, Security and Guaranty Agreement with Apyx Medical Corporation and Apyx China Holding Corp.
Ladies and Gentlemen:
This fee letter (“Fee Letter”) is a “Fee Letter” referred to in that certain Credit, Security and Guaranty Agreement, dated as of the date hereof (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among APYX MEDICAL CORPORATION, a Delaware corporation and the other entities from time to time party thereto, as borrowers (collectively in the singular, “Borrower”), APYX CHINA HOLDING CORP., a Delaware corporation and any other entities that may become party thereto as a guarantor (collectively in the singular, “Guarantor”), the financial institutions or other entities from time to time parties thereto as lenders (the “Lenders”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as administrative agent (in such capacity, together with its successors and assigns, “Agent”) and MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Term Loan Servicer (in such capacity, together with its successors and assigns, “Term Loan Servicer”). Capitalized terms used herein without definition shall have the meanings contained in the Credit Agreement.
In addition to any fees, expenses or other amounts payable by Borrower to Agent, Term Loan Servicer and the Lenders under the terms of the Financing Documents, to induce Agent, Term Loan Servicer and the Lenders to enter into the Credit Agreement and as consideration for Agent, Term Loan Servicer and Lenders making the Loans available to Borrower, Borrower agrees as follows:
1.on the Termination Date, or on any earlier date on which the Obligations become due and payable in full (whether by voluntary prepayment by Borrower, by mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or the acceleration (including any automatic acceleration due to the occurrence of an Event of Default described in Sections 10.1(e) or (f) of the Credit Agreement) or otherwise) or are otherwise paid in full (such date, the “Full Exit Fee Payment Date”), Borrower shall pay to Term Loan Servicer, for the benefit of all Term Lenders in accordance with their respective Pro Rata Shares, an amount equal to (a) four percent (4.00%) of the Exit Fee Base Amount (as defined below) less (b) any Partial Exit Fee (as defined below) previously paid. The “Exit Fee Base Amount” means the total aggregate principal amount of Term Loans made pursuant to the Credit Agreement (regardless of any repayment or prepayment thereof) as of the Full Exit Fee Payment Date (the fee in this paragraph 1 is herein referred to as the “Exit Fee”).

2.on the date of any voluntary or mandatory partial prepayment of the Term Loans (or, in the case of a mandatory partial prepayment under the Credit Agreement, on the date such mandatory prepayment becomes due and payable) (each such date, a “Partial Exit Fee Payment Date”), Borrower shall pay to Term Loan Servicer, for the benefit of all Term Lenders in accordance with their respective Pro Rata Shares, an amount equal to four percent (4.00%) of the principal amount of the Term Loans paid or prepaid (or in the case of a mandatory prepayment, required to be paid) on such Partial Exit Fee Payment Date (the fee in this paragraph 2 is herein referred to as the “Partial Exit Fee”).
3.on the Closing Date, to pay Agent, for the benefit of all Lenders committed to make Revolving Loans on the Closing Date, in accordance with their respective Pro Rata Shares, a fee in an amount equal to (a) the Revolving Loan Commitment, multiplied by (b) one half of one percent (0.50%). Such fee shall be deemed fully-earned on of the Closing Date and non-refundable once paid.
4.on the Closing Date, to pay Term Loan Servicer, for the benefit of all Lenders committed to make the Term Loans on the Closing Date in accordance with their Pro Rata Shares, a fee in an amount equal to $125,000. Such fee shall be deemed fully earned when due and payable and non-refundable as of the Closing Date.
Borrower agrees that, once paid, the fees and expenses or any part thereof payable hereunder shall not be refundable under any circumstances. All fees and expenses payable hereunder shall be paid in immediately available funds in Dollars and shall not be subject to reduction by way of withholding, setoff or counterclaim or be otherwise affected by any claim or dispute related to any other matter, and shall be in addition to the reimbursement obligations set forth in the Credit Agreement or any other Financing Document and any other fee, cost or expense payable under the Credit Agreement or any other Financing Document. Borrower agrees that Agent, Term Loan Servicer and Lenders may, in their sole discretion, share all or a portion of any of the fees payable pursuant to this Fee Letter with any of their respective Affiliates.
Borrower agrees not to disclose any or all of the terms of this Fee Letter to any person without Agent’s and Term Loan Servicer’s prior written consent, other than such Borrower’s Affiliates, employees, directors, shareholders, advisors, attorneys or accountants, in each case, to whom it is necessary or desirable to disclose the information (and whom, in each case, shall be made aware of this agreement not to disclose) or as may be required by law or any court or regulatory agency having jurisdiction over such Borrower.
This Fee Letter may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one document. Delivery of an executed counterpart of this Fee Letter by facsimile or other electronic transmission shall constitute valid delivery of an executed counterpart hereof. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Fee Letter and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
THIS FEE LETTER AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FEE LETTER, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO, THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

MidCap / Apyx Medical / Fee Letter

THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND TERM LOAN SERVICER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS FEE LETTER, OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS THIS FEE LETTER. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
The provisions of the Credit Agreement regarding jurisdiction and venue are incorporated herein and shall govern this Fee Letter. This Fee Letter shall inure to the benefit of Agent, Term Loan Servicer, the Lenders and their respective successors and permitted assigns, and shall be binding upon each Borrower and its successors and permitted assigns.
Agent and Term Loan Servicer request Borrower to indicate its agreement and acceptance to the foregoing by signing below and returning this Fee Letter to Agent.
[Signature Pages Follow]

MidCap / Apyx Medical / Fee Letter

Very truly yours,

MIDCAP FUNDING IV TRUST,

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MIDCAP FINANCIAL TRUST,

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MidCap / Apyx Medical / Fee Letter

AGREED AND ACCEPTED AS OF THE FIRST DATE ABOVE WRITTEN:

BORROWER:		APYX MEDICAL CORPORATION

	By:	/s/ Tara Semb
	Name:	Tara Semb
	Title:	Chief Financial Officer

MidCap / Apyx Medical / Fee Letter